SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2005

Commission File Number 33-82034

INDIANTOWN COGENERATION, L.P.

(Exact name of co-registrant as specified in its charter)

Delaware	52-1722490

(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

INDIANTOWN COGENERATION FUNDING CORPORATION

(Exact name of co-registrant as specified in its charter)

Delaware	52-1889595

(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

7600 Wisconsin Avenue
Bethesda, Maryland 20814-6161
(Co-registrants’ address of principal executive offices)

(301) 280-6800
(Co-registrants’ telephone number, including area code)

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 26, 2005, Ernst & Young LLP was dismissed as the independent accountants for Indiantown Cogeneration, L.P. and its subsidiary, Indiantown Cogeneration Funding Corporation (“Co-registrants”). The reports issued by Ernst & Young LLP as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion, a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Co-Registrants’ financial statements for each of the two fiscal years ended December 31, 2003 and 2002, and through January 26, 2005, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

During the two fiscal years ended December 31, 2003 and 2002, and through January 26, 2005, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Co-registrants have requested that Ernst & Young LLP furnish them with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 28, 2005, is filed as Exhibit 16 to this Form 8-K.

The Co-registrants engaged PricewaterhouseCoopers LLP as its new independent accountants as of January 26, 2005. During the two most recent fiscal years and through January 26, 2005, the Co-registrants have not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Co-registrants’ financial statements, and neither a written report was provided on the Co-registrants’ financial statements or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Co-registrants in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The change in independent accountants was approved by the Audit Committee of the Co-registrants.

Item 9.01Exhibits

Exhibit No.	Description

16	Letter from Ernst & Young LLP regarding change of accountant dated January 28, 2005.

SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Indiantown Cogeneration, L.P. (Co-registrant)

Date: January 28, 2005	/s/ P. CHRISMAN IRIBE

P. Chrisman Iribe
President

Indiantown Cogeneration Funding
Corporation
(Co-registrant)

Date: January 28, 2005	/s/ P. CHRISMAN IRIBE

P. Chrisman Iribe
President